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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

                          DATE OF REPORT: JULY 16, 2003

                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Nevada                        0-27331                  88-0348835
(STATE OR OTHER            (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

         On July 16, 2003, FindWhat.com, a Nevada corporation (the "Company"), issued a press release regarding completion of a private placement. A copy of the press release regarding the private placement is attached hereto as Exhibit
99.1 and is incorporated herein by reference. A copy of the form of Securities Purchase Agreement for the private placement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7. EXHIBITS.

         (c)      EXHIBITS.

            Exhibit No.                       Description

               99.1 Press Release, dated July 16, 2003, entitled "FindWhat.com Completes Private Placement."

               99.2           Form of Securities Purchase Agreement dated July
                              14, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FINDWHAT.COM

Date: July 16, 2003                           By: /s/ Phillip R. Thune
                                                 -------------------------------
                                                 Chief Operating Officer and
                                                 Chief Financial Officer

                                        2

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                                  EXHIBIT INDEX

            Exhibit No.                         Description

               99.1 Press Release, dated July 16, 2003, entitled "FindWhat.com Completes Private Placement."

               99.2           Form of Securities Purchase Agreement dated July
                              14, 2003.